SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               December 14, 1998


                       YELLOW GOLD OF CRIPPLE CREEK, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                         0-9015                   84-0768695
         --------                         ------                   ----------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation)                                            I.D. Number)


                           12407 South Memorial Drive
                              Bixby, Oklahoma 74008
                     --------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (800) 850-0349



                          57 West 200 South, Suite 310
                           Salt Lake City, Utah 84101
          ------------------------------------------------------------
         (Former name and former address, if changed since last report)


PURPOSE OF THE AMENDMENT- This amended 8-K was filed to include the required financial statements.

ITEM 2. CHANGES IN CONTROL OF THE REGISTRANT.

     On September 30, 1998, the Registrant acquired all of the outstanding Common Stock and common stock purchase warrants of Ion Collider Technologies, Ltd. ("ICT"), a Colorado corporation from the stockholders of ICT pursuant to a share exchange agreement ("Agreement") in exchange for the issuance by the Registrant of 34,500,000 shares of its Common Stock and 12,000,000 common stock purchase warrants ("Warrants"). Each Warrant is exercisable to purchase one share of the Registrant's Common Stock at $.291666 per share at anytime until June 1, 2008.

     ICT is a development stage company formed to commercialize new technologies for environmental remediation and enhancement of natural resource recovery.

     Prior to consummation of the Agreement, the Registrant had 2,705,500 shares of Common Stock outstanding. Upon closing of the Agreement, after the issuance of 34,500,000 shares of its Common Stock, there were 37,205,500 shares outstanding of which the following persons now own 5% or more of the Registrant's Common Stock:

         Name                      Number of Shares              Percentage
         ----                      ----------------              ----------

Universal Environmental
    Technologies, Inc. (1)             24,000,000                   64.5%

David Nemelka, Jr.                      6,300,000                   16.9%

Gary J. McAdam (2)                      3,900,000                   10.5%

(1) David Shroff, the President of the Registrant, is the President of Universal Environmental Technologies, Inc.

(2) Represents indirect ownership through Summer Breeze LLC and GJM Trading Partners, Ltd., two entities controlled by Mr. McAdam.

     On September 30, 1998, the following individuals were elected to the offices set forth opposite their name:

          Name                                     Office
          ----                                     ------
          David Shroff                            President
          William Rippetoe                        Secretary and Treasurer
          Gary J. McAdam                          Vice President

     On September 30, 1998, Mr. Shroff was elected a director of the Registrant and on October 7, 1998, William Rippetoe and Gary J. McAdam were elected directors of the Registrant.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  See Item 1, above

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     (a) (1) Financial Statements. The following financial statements are included in this report:

     International Cavitation Technologies, Inc - formerly Yellow Gold of Cripple Creek, Inc.

         Independent Auditors' Report dated August 29, 1998.

         Balance Sheets as of August 31, 1998 (unaudited), May 31, 1998 and 1997 along with pro forma unaudited balances as of August 31 and May 31, 1998.

         Statements of Operations for the three months ended August 31, 1998 (unaudited), the years ended May 31, 1998 and 1997, the unaudited pro forma three months ended August 31, 1998, and the unaudited pro forma year ended May 31, 1998.

         Statement of Stockholders' Equity from May 31, 1996 through May 31, 1998, and unaudited Statement of Stockholders' Equity for the three months ended August 31, 1998.

         Statements of Cash Flows for the three months ended August 31, 1998 (unaudited), the years ended May 31, 1998 and 1997, the unaudited pro forma three months ended August 31, 1998, and the unaudited pro forma year ended May 31, 1998.

         Notes to financial statements.

     Ion Collider Technologies, Inc - formerly Internet A-Z Marketing, Inc.

         Independent Auditors' report dated February 28,1998.

         Balance sheets as of December 31, 1997 and 1996.

         Notes to financial statements.

         Unaudited Balance Sheets as of September 30, 1998 and 1997

         Unaudited Statements of Operations for the nine months ended September 30, 1998 and 1997.

         Unaudited Statement of Stockholders' Equity for the period from July 26, 1996 through September 30, 1998.

         Unaudited Statements of Cash Flows for the nine months ended September 30, 1998 and 1997 Notes to unaudited financial statements.

         Notes to financial statements.
     (b) Exhibits:

         10.01 Agreement Concerning the Exchange of Securities


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       YELLOW GOLD OF CRIPPLE CREEK, INC.
                                         (Registrant)

                                         By /s/  David Shroff
                                            ------------------------------------
                                            David Shroff
                                            President

Dated:  October 12, 1998

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Stockholders of Yellow Gold of Cripple Creek, Inc.

We have audited the accompanying balance sheet of Yellow Gold of Cripple Creek, Inc. (a development stage company) as of May 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the years ended May 31, 1998 and 1997. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements for the periods August 1953 (inception) to May 31, 1994 were audited by other auditors who expressed an unqualified opinion on them. The accumulated totals are the responsibility of the auditors of the respective periods.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement position. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Yellow Gold of Cripple Creek, Inc as of May 31, 1998 and the results of its operations and cash flows years ended May 31, 1998 and 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no operating capital and has no operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result form the outcome of this uncertainty.

/s/ Orton & Company
Certified Public Accountants
Salt Lake City, Utah
August 29, 1998


                                         International Cavitation Technologies, Inc.

                                        (Formerly Yellow Gold of Cripple Creek, Inc.)
                                                (A Development Stage Company)

                                                       Balance Sheets

                                                                                                           Pro Forma
                                                                                                  ---------------------------
                                                    August 31,       May 31,         May 31,       August 31,        May 31,
                    ASSETS                            1998            1998            1997            1998            1998
--------------------------------------             -----------     -----------     ----------     -----------     -----------
                                                   (Unaudited)                                    (Unaudited)     (Unaudited)

Current assets:
   Cash                                            $    -          $    -          $    -         $    7,900      $   77,190
   Advances to affiliates                               -               -               -             21,013             -
                                                   -----------     -----------     ----------     -----------     -----------
     Total current assets                               -               -               -             28,913          77,190
                                                   -----------     -----------     ----------     -----------     -----------


Other assets:
   Patent costs, net of amortization of
     $507 at August 31, 1998                            -               -               -             33,617          34,124
   Purchase option deposit                              -               -               -            220,000         165,000
                                                   -----------     -----------     ----------     -----------     -----------
                                                        -               -               -            253,617         199,124
                                                   -----------     -----------     ----------     -----------     -----------
                                                   $    -          $    -          $    -         $  282,530      $  276,314
                                                   ===========     ===========     ==========     ===========     ===========



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
   Accounts payable                                     2,200          18,546          6,679           2,200          18,546
   Accounts payable - related party                       145             145           -                145             145
                                                   -----------     -----------     ----------     -----------     -----------
     Total current liabilities                          2,345          18,691          6,679           2,345          18,691
                                                   -----------     -----------     ----------     -----------     -----------


Stockholders' equity:
   Common stock - $.001 par value, 50,000,000
     shares authroized, 676,375 shares
     issued and outstanding at August 31,
     and May 31, 1998, 122,500 shares issued and
     outstanding at May 31, 1997,  9,426,375
     pro forma shares issued and outstanding              676             676            123           9,426           9,426
   Additional paid-in capital                         540,896         524,550        506,031         816,270         792,174
   Accumulated deficit - since
     the development stage                           (543,917)       (543,917)      (512,833)       (545,511)       (543,977)
                                                   -----------     -----------     ----------     -----------     -----------
                                                       (2,345)        (18,691)        (6,679)        280,185         257,623
                                                   -----------     -----------     ----------     -----------     -----------
                                                   $    -          $    -          $    -         $  282,530      $  276,314
                                                   ===========     ===========     ==========     ==========      ===========



    The accompanying notes are an integral part of these financial statements.



                                            International Cavitation Technologies, Inc.

                                           (Formerly Yellow Gold of Cripple Creek, Inc.)
                                                   (A Development Stage Company)

                                                     Statements of Operations

                                                                                                              Pro Forma
                                                                      Year Ended                   -------------------------------
                                            Three Months      -------------------------           Three Months
                                               Ended            May 31,          May 31,              Ended            Year Ended
                                          August 31, 1998        1998             1997           August 31, 1998      May 31, 1998
                                            -----------       -----------     -----------          -----------         -----------
                                            (Unaudited)                                           (Unaudited)         (Unaudited)

Revenues                                    $    -            $    -          $    -               $    -              $     -
                                            -----------       -----------     -----------          -----------         -----------

Expenses:
   Professional services                         -                31,084           6,679                 -                 31,084
   Other general and administrative
     expenses                                    -                  -               -                   1,372                  60
   Amortization of patents                       -                  -               -                     507                -
                                            -----------       -----------     -----------          -----------         -----------
                                                 -                31,084           6,679                1,879              31,144

                                            -----------       -----------     -----------          -----------         -----------
Net (loss) from operations                       -               (31,084)         (6,679)              (1,879)            (31,144)
                                            -----------       -----------     -----------          -----------         -----------

Other income (expense):
   Interest income                               -                  -               -                     286                -
                                            -----------       -----------     -----------          -----------         -----------

Net (loss) before income taxes                   -               (31,084)         (6,679)              (1,593)            (31,144)

   Income taxes                                  -                  -               -                    -                   -
                                            -----------       -----------     -----------          -----------         -----------

Net (loss)                                  $    -            $  (31,084)     $   (6,679)          $   (1,593)         $  (31,144)
                                            ===========       ===========     ===========          ===========         ===========

Earnings (loss) per share                   $    -            $    (0.03)     $    (0.01)          $     -             $     -

Average weighted shares outstanding            676,375           676,375         122,500            9,301,375           9,301,375





   The accompanying notes are an integral part of these financial statements.


                                            International Cavitation Technologies, Inc.

                                           (Formerly Yellow Gold of Cripple Creek, Inc.)
                                                   (A Development Stage Company)

                                                 Statements of Stockholders' Equity


                                                                                                      Deficit
                                                       Common Stock              Additional         Accumulated
                                                 ------------------------         Paid-in            During the          Treasury
                                                 Shares            Amount         Capital         Development Stage        Stock
                                              -----------       -----------     -----------         -----------        -----------
Balance at May 31, 1996                       $  123,125        $      493      $  517,661          $ (506,154)        $   (4,000)

Cancellation of treasury stock                      (625)               (3)         (3,997)               -                 4,000

Net (loss) - Fiscal year ended May 31, 1997         -                 -               -                 (6,679)              -
                                              -----------       -----------     -----------         -----------        -----------
Balance at May 31, 1997                          122,500               490         513,664            (512,833)              -

Stock issued in exchange for debt releif         553,875             2,215          16,857                -                  -

Net (loss) - Fiscal year ended May 31, 1998         -                 -               -                (31,084)              -
                                              -----------       -----------     -----------         -----------        -----------
Balance at May 31, 1998                       $  676,375        $    2,705      $  530,521          $ (543,917)        $     -
                                              ===========       ===========     ===========         ===========        ===========




   The accompanying notes are an integral part of these financial statements.


                                            International Cavitation Technologies, Inc.

                                           (Formerly Yellow Gold of Cripple Creek, Inc.)
                                                   (A Development Stage Company)

                                                      Statements of Cash Flows

                                                                                                              Pro Forma
                                                                                                     -----------------------------
                                                                         Year Ended
                                               Three Months      ---------------------------                 Three Months
                                                  Ended            May 31,         May 31.             Ended             Year Ended
                                             August 31, 1998        1998            1997          August 31, 1998       May 31, 1998
                                               -----------       -----------     -----------        -----------         -----------
                                               (Unaudited)                                          (Unaudited)         (Unaudited)

Cash flow from operating activities:
   Net (loss)                                  $    -            $  (31,084)     $   (6,679)        $   (1,593)         $  (31,144)
   Adjustments to reconcile net loss to net
    cash used in operating activities -
       Amortization of patent costs                 -                  -               -                   506                -
       (Increase) in advances to affiliates         -                  -               -               (21,013)               -
       Increase in accounts payable and
            accrued expenses                        -                12,012           6,679               -                 12,012
      Stock for servies and debt                    -                19,072            -                  -                 19,072
                                              -----------       -----------     -----------         -----------         -----------
Net cash (used in) operating activities             -                  -               -               (22,100)                (60)
                                              -----------       -----------     -----------         -----------         -----------
Cash flow from investing activities:
   Asset purchase option deposit                    -                  -               -              (220,000)           (165,000)
                                              -----------       -----------     -----------         -----------         -----------
Net cash (used in) investing activities             -                  -               -              (220,000)           (165,000)
                                              -----------       -----------     -----------         -----------         -----------


Cash flow from financing activities:
   Issuance of stock and warrants for cash          -                  -               -               250,000             242,250
                                              -----------       -----------     -----------         -----------         -----------
Net cash provided by financing activities           -                  -               -               250,000             242,250
                                              -----------       -----------     -----------         -----------         -----------
Net increase in cash                                -                  -               -                 7,900              77,190

Cash - Beginning of period                          -                  -               -                  -                   -
                                              -----------       -----------     -----------         -----------         -----------
Cash - End of period                          $     -           $      -        $      -            $    7,900          $   77,190
                                              ===========       ===========     ===========         ===========         ===========


   The accompanying notes are an integral part of these financial statements.

                   International Cavitation Technologies, Inc.
                  (Formerly Yellow Gold of Cripple Creek, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                              May 31, 1998 and 1997


NOTE 1 - ACCOUNTING POLICIES

Organization -
------------
The International Cavitation Technologies, Inc. (the "Company") was incorporated under the laws of the State of Colorado on August 24, 1936. The Company was involved in various mining activities over the years, none of which proved successful. During the year 1993, the Company discontinued all operations and has had no significant revenues from any activity since that time and is classified as a development stage company per SFAS #7.

Name Change -
-----------
At its shareholders meeting on December 2, 1998, the Company approved a name change from Yellow Gold of Cripple Creek, Inc. to International Cavitation Technologies, Inc.

Authorization of Preferred Stock -
--------------------------------
On December 2, 1998, the shareholders approved amending the Company's articles of incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock to be issued in one or more series at the discretion of the board of directors.

Reverse Stock Split -
-------------------

On October 6, 1997, the Company approved a one-for-forty reverse stock split. On December 2, 1998, the shareholders approved a four to one reverse stock split. The effects of these reverse stock splits are reflected retroactively in the accompanying financial statements.

Income Taxes -
------------
The Company adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" in the fiscal year ended May 31, 1995 and has applied the provisions of the statement on a retroactive basis to the previous fiscal year, which resulted in no significant adjustment.

Statement on Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no temporary differences at May 31, 1998 and earlier years; accordingly, no deferred tax liabilities have been recognized for all years.

                   International Cavitation Technologies, Inc.
                  (Formerly Yellow Gold of Cripple Creek, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                              May 31, 1998 and 1997
                                   (Continued)



NOTE 1 - ACCOUNTING POLICIES, Continued

The Company has cumulative net operating loss carryforwards of approximately $186,000 at May 31, 1998 and $155,000 at May 31, 1997. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards estimated based upon current tax rates of $63,000 at May 31, 1998 and $50,000 1997 have been offset by valuation reserves of the same amount. The net change in deferred tax asset and offsetting valuation reserve amounted to $13,000 for 1998 and $0 for 1997.

As a result of a reverse merger, which transpired on September 30, 1998, the Company had a change in ownership of more than 50%. This change in ownership effectively eliminated the use of any of the Company's net operating loss carryforwards to offset future earnings.

Loss Per Share -
--------------
The computation of loss per share of common stock is based on the weighted average number of shares outstanding during the period less shares held in treasury.

Cash and Cash Equivalent -
------------------------
For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with maturity of three months or less to be cash equivalents.

Use of Estimates -
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, assets, liabilities and earnings involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                   International Cavitation Technologies, Inc.
                  (Formerly Yellow Gold of Cripple Creek, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                              May 31, 1998 and 1997
                                   (Continued)



NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to see a merger with an existing, operating company.


NOTE 3 - REVERSE MERGER

On September 30, 1998, the Company acquired all of the outstanding common stock and common stock purchase warrants of Ion Collider Technologies, Ltd. ("ICT"), a Colorado corporation in exchange for the issuance by the Company of 34,500,000 shares (8,625,000 shares after taking into effect the December 2, 1998 reverse stock split) of its common stock and 12,000,00 common stock warrants (3,000,000 warrants after taking into effect the above described reverse stock split). Each warrant is exercisable to purchase one share of the Company's common stock at $1.166 per share (after the reverse merger) anytime until June 1, 2008.

ICT is a development  stage company formed to commercialize new technologies for
use  in  various   industries  with  immediate   application, for  environmental
remediation and enhancement of natural resource.


NOTE 4 - RELATED PARTY TRANSACTION

During fiscal 1998, an officer advanced $9,217 for working capital to pay for ongoing professional fees to keep the Company current in its annual and quarterly filings. Of the $9,217, $9,072 of the debt was assigned to another officer/director, who exchanged the debt for 2,015,500 shares of stock.

                   International Cavitation Technologies, Inc.
                  (Formerly Yellow Gold of Cripple Creek, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                              May 31, 1998 and 1997
                                   (Continued)



NOTE 5 - NON-QUALIFIED STOCK OPTION PLAN

During the year ended May 31, 1998, the Company adopted a Non-Qualified Stock Option Plan to provide itself with ongoing legal and professional expertise in its regulatory filing requirements and ongoing negotiations for viable business and merger opportunities. The Company set aside 500,000 shares for such a plan. The price of the options is to be determined by the board of directors and are set to expire in five years.

During the year ended May 31, 1998, 200,000 shares were optioned and exercised at $.05 per share for services rendered.


NOTE 6 - PRO FORMA FINANCIAL STATEMENTS

The pro forma statements presented as of May 31, 1998, and August 31, 1998, represented the pro forma consolidated financial statements of the Company and ICT as if it had been a subsidiary of the Company during the reporting periods covered by these pro forma statements. See the accompanying ICT financial statements for its financial statement disclosures.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Director and Stockholder
 Internet A-Z Marketing, Inc.



     We have audited the balance sheets of Internet A-Z Marketing, Inc., a Colorado corporation and a development stage company, as of December 31, 1997 and 1996. These balance sheets are the responsibility of the Company's management. Our responsibility is to express an opinion on these balance sheets based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Audits include examining, on a test basis, evidence supporting the amounts and disclosure in the balance sheets. Audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the balance sheets referred to above presents fairly, in all material respects, the financial position of Internet A-Z Marketing, Inc. as of December 31, 1997 and 1996, in conformity with generally accepted accounting principles.


                                                     Hogan & Slovacek



Oklahoma City, Oklahoma
February  28, 1998

                          Internet A-Z Marketing, Inc.

                          (A Development Stage Company)
                          -----------------------------
                                 BALANCE SHEETS
                                 --------------
                           DECEMBER 31, 1997 AND 1996
                           --------------------------



                                                             1997                 1996
                                                          ----------           ----------

Assets:

Stock subscription receivable from the sole
     stockholder                                          $       50           $       50
                                                          ==========           ==========



Stockholder's Equity:

Common stock - $.001 par value, 50,000,000
      shares authorized, 5,000 shares outstanding         $        5           $        5

Paid-in Capital                                                   45                   45
                                                          ----------           ----------

                                                          $       50           $       50
                                                          ==========           ==========







     The accompanying notes are an integral part of these statements.

                          Internet A-Z Marketing, Inc.

                          (A Development Stage Company)
                          -----------------------------
                             NOTES TO BALANCE SHEETS
                             -----------------------
                           DECEMBER 31, 1997 AND 1996
                           --------------------------




1.   ORGANIZATION

     Internet A-Z Marketing, Inc. (the "Company") was incorporated in the State of Colorado on July 26, 1996. The Company is currently in its development stage and has had no operations other than the formation of the company. Costs of organizing the Company were minimal and borne by the organizer.

2.   STOCK OPTION PLAN

     The director approved a stock option plan effective May 14, 1997. This stock option plan reserves 500,000 shares of common stock to be issued to qualified employees, officers, directors, consultants, advisors and others deemed to have rendered services to the Company. No options have been granted as of February 28, 1998.

                          ION COLLIDER TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  Balance Sheets


                                                               September 30,

                           ASSETS                       1998                 1997
                                                     -----------          -----------
                                                     (Unaudited)          (Unaudited)
Current assets:
   Cash                                              $   25,049           $     -
   Stock subscription receivable                           -                      50
   Advances to affiliates (Note 5)                       84,572                 -
                                                     -----------          -----------
      Total current assets                              109,621                   50


Other assets:
   Patents, net of amortization of $676 at
      September 30, 1998                                 33,449                 -
   Purchase option deposit                              220,000                 -
                                                     -----------          -----------
                                                        253,449                 -
                                                     -----------          -----------
                                                     $  363,070           $       50
                                                     ===========          ===========



                      LIABILITIES AND
                    STOCKHOLDERS' EQUITY


Current liabilities
   Notes payable to affiliated companies (Note 5)    $   87,500           $     -
                                                     -----------          -----------
     Total current liabilities                           87,500                 -

Stockholders' equity:
   Common stock - $.001 par value, 50,000,000 shares
      authorized, 5,000 shares, 5,000 shares, and
      5,750,000 shares outstanding at December 31,
      1996, 1997, and September 30, 1998,
      respectively                                        5,750                    5
   Additional paid-in capital                           278,375                   45
   Accumulated deficit                                   (8,555)                   -
                                                     -----------          -----------
                                                        275,570                   50
                                                     -----------          -----------
                                                     $  363,070                   50
                                                     ===========          ===========



     The accompanying notes are an integral part of these financial statements.



                          ION COLLIDER TECHNOLOGIES, LTD
                          (A Development Stage Company)
                            Statements of Operations


                                                             Nine Months Ended
                                                               September 30,
                                                     --------------------------------
                                                         1998                 1997
                                                     -----------          -----------
                                                     (Unaudited)          (Unaudited)

Revenues                                             $     -              $     -
                                                     -----------          -----------


Expenses:

   Professional services                                  3,528                 -
   Other general and administrative expenses              4,637                 -
   Amortization of patents                                  676                 -
                                                     -----------          -----------
                                                          8,841                 -
                                                     -----------          -----------

Loss from operations                                     (8,841)                -
                                                     -----------          -----------
Other income (expense)
   Interest income                                          286                 -
                                                     -----------          -----------

Net (loss) before income taxes                           (8,555)                -

Income taxes (Note 1)                                      -                    -
                                                     -----------          -----------
Net (loss)                                           $   (8,555)                -
                                                     ===========          ===========

Earnings (loss) per share (Note 1)                   $   (0.003)          $    N/A

Average weighted shares outstanding                   2,725,604                5,000



     The accompanying notes are an integral part of these financial statements.


                                              ION COLLIDER TECHNOLOGIES, LTD
                                              (A Development Stage Company)
                                            Statements of Stockholders' Equity
                                                       (Unaudited)

                                                                                                                    Common
                                                             Common Stock         Additional        Retained        Stock
                                                      --------------------------   Paid-in          Earnings       Warrants
                                                        Shares          Amount     Capital         (Deficit)        Issued
                                                      -----------    -----------  -----------     -----------    -----------
July 26, 1996 - Issued shares for stock subscription       5,000     $        5   $       45      $     -        $     -
                                                      -----------    -----------  -----------     -----------    -----------

Balance at December 31, 1996 and 1997                      5,000              5           45            -

May 28, 1998 - Issued stock for patents                4,000,000          4,000       30,125                           -

May 30, 1998 - Issued stock and warrants as
   repayment of note payable                             440,000            440       54,560                        440,000

May 30, 1998 - Issued stock and warrants for cash        210,000            210       34,540                      1,060,000

May 30, 1998 - Retirement of stock subscription           (5,000)            (5)         (45)                          -

May 30, 1998 - Issued stock and warrants for cash      1,300,000          1,050      151,450                        300,000

August 31, 1998 - Issued stock and warrants
   for cash                                               50,000             50        7,700                        200,000

September 29, 1998 - Retirement of stock for
   no consideration                                     (250,000)          -                                           -

Net (loss) - Nine months ended September 30, 1998           -              -          (8,555)                          -

Balance at September 30, 1998                          5,750,000      $   5,750   $  278,375      $   (8,555)    $2,000,000
                                                      ===========     ==========  ===========     ===========    ===========


      The accompanying notes are in integral part of these financial statements.


                                 ION COLLIDER TECHNOLOGIES, LTD
                                 (A Development Stage Company)
                                   Statements of Cash Flows


                                                                           Nine Months Ended
                                                                             September 30,
                                                                   --------------------------------
                                                                       1998                 1997
                                                                   -----------          -----------
                                                                   (Unaudited)          (Unaudited)
Cash flow from operating activities:
   Net income (loss)                                               $   (8,555)          $     -
   Adjustments to reconcile net income to net cash
   provided by (used in) operations -
       Amortization expense                                               676                 -
       Advances to affiliates                                         (84,572)                -
                                                                   -----------          -----------
   Net cash (used in) operating activities                            (92,451)                -
                                                                   -----------          -----------

Cash flow from investing activities:
   Asset purchase option deposit                                     (220,000)                -
                                                                   -----------          -----------
   Net cash (used in) investing activities                           (220,000)                -


Cash flow from financing activities:
   Borrowings from affiliates                                          87,500                 -
   Issuance of stock and warrants for cash                            250,000                 -
                                                                   -----------          -----------
   Net cash provided by financing activities                          337,500                 -
                                                                   -----------          -----------
Net increase in cash                                                   25,049                 -

Cash - Beginning of period                                               -                    -

Cash - End of period                                               $   25,049           $     -
                                                                   ===========          ===========

Supplemental Disclosure Of Noncash Item:
   Patents acquired in exchange for common stock                   $   34,124           $     -
                                                                   ===========          ===========


     The accompanying notes are an integral part of these financial statements.

                         ION COLLIDER TECHNOLOGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1998 AND 1997

NOTE 1 - ACCOUNTING POLICIES

General -
-------
Ion Collider Technologies, Ltd. (the "Company") was incorporated in the State of Colorado on July 26, 1996 as Internet A-Z Marketing, Inc. On June 4, 1998, the Company implemented a name change to Ion Collider Technologies, Ltd.

The Company owns four patents related to the use of ion collider technology to separate particles from liquid, enhance the recovery of crude oil, increase the amount of hydrocarbons recoverable from underground reservoirs, and for water clarification.

On September 30, 1998, the Company became the wholly owned subsidiary of International Cavitation Technologies, Inc. ("ICT") fomrerly Yellow Gold of Cripple Creek, Inc. in connection with a reverse merger. See Note 4 for further details.

Development Stage -
-----------------
The Company is currently in its development stage. The Company's goal is to oversee the commercial implementation of its various patented processes. It anticipates that revenues will be generated from licensing fees, royalties from the use of this technology by third parties, and for services rendered in the commercial application of these patented technologies.

Fiscal Year -
-----------
The Company's fiscal year ends on December 31, for both financial and income tax reporting purposes.

Revenue and Expense Recognition -
-------------------------------
The Company recognizes revenues and expenses on the accrual basis in accordance with generally accepted accounting policies.

Amortization of Patent Costs -
----------------------------
Patent costs are being amortized on a straight-line basis over their remaining lives as of the date of acquisition. As of September 30, 1998, the patents had remaining unamortized lives of between 16 and 18 years.

Income Taxes -
------------
The Company was dormant prior to 1998 and filed no activity returns for 1996 and 1997. There are no significant timing differences between the reporting of income and expenses for financial and income tax reporting purposes.

Use of Estimates -
----------------
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates, judgements, and assumptions that effect the reported amounts of assets and liabilities as of the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

                         ION COLLIDER TECHNOLOGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1998 AND 1997

NOTE 1 - ACCOUNTING POLICIES, Continued

Earnings Per Share -
------------------
Earnings (loss) per share are calculated on the weighted average of common shares and common share equivalents outstanding during the year. Common stock warrants are considered to be common share equivalents and are used to calculate earnings per common and common equivalent except when they are anti-delutive.

Cash Equivalents -
----------------
For purposes of the statement of cash flows, cash equivalents include cash and all highly liquid debt instruments with original maturity dates of three months or less.


NOTE 2 - GOING CONCERN

The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company does not have significant cash and has not had significant operations. Furthermore, one of its principal assets is a nonrefundable option to purchase certain assets which, if purchased in full, may require significant but as yet undetermined amounts of cash to realize. See
Note 5 for further details on this option. The Company's ability to continue as a going concern is dependant upon its ability to develop a market for its technology and to obtain adequate financing in the interim to cover its operating expenses. All of these factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amount and classification of liabilities that might be necessary in the event the Company can not continue in existence. Management is in the process of raising additional capital and believes that there is a substantial market for the Company's technology.


NOTE 3 - CAPITAL STRUCTURE

Common Stock -
------------
The Company is authorized to issue up to 50,000,000 shares of $.001 par value common stock. At September 30, 1998, the Company had 5,750,000 shares of common stock issued and outstanding.

Preferred Stock -
---------------
The Company is authorized to issue up to 5,000,000 shares of $.001 par value preferred stock. Dividend and liquidation preferences are to be determined at the time the preferred stock is issued. As of September 30, 1998, the Company had issued no preferred stock.

                         ION COLLIDER TECHNOLOGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1998 AND 1997

NOTE 3 - CAPITAL STRUCTURE, Continued

Warrants -
--------
As of September 30, 1998, the Company had outstanding warrants to purchase 2,000,000 shares of the Company's common stock at $1.75 per share. All warrants expire in 2008.


NOTE 4 - REVERSE MERGER WITH YELLOW GOLD

On September 30, 1998, the Company's shareholders entered into an agreement with ICT whereby ICT acquired all 5,750,000 shares of the Company's outstanding common stock and all of its 2,000,000 common stock warrants outstanding in exchange for 34,500,000 shares of common stock in ICT and 12,000,000 common stock purchase warrants.

Subsequent  to  this  transaction,   the  Company's  former  shareholders  owned
approximately 93% of Yellow Gold's outstanding common stock.

ICT is a 12G reporting company and, as such, its common stock is registered with the Securities and Exchange Commission. ICT has a May 31 fiscal year end.


NOTE 5 - RELATED PARTY TRANSACTIONS

On May 28, 1998, the Company acquired four patents and one pending patent in exchange for 4,000,000 shares of the Company's common stock. Prior to the acquisition of these patents, the predecessor owner of these patents entered into four non exclusive licensing agreements, one of which is with an affiliated company. The rights associated with these licensing agreements were not assigned to the Company. These patents were valued at $34,124, the contributing shareholder's tax basis in these properties on the date of the exchange.

As of September 30, 1998, the Company had advanced to affiliated companies $84,572.

On September 21, 1998, the Company entered into an asset purchase agreement with Universal Enviromental Technologies, Inc.(the "Seller"), Excalibur Oil Corporation, Big Blue, Inc., and Soil Savers, Inc.(the "Seller's Affiliates"), and two of the Seller's shareholders. This agreement gave the Company the option to purchase any or all of the Seller's and/or the Seller's Affiliates assets including, but not limited to, licenses and contracts and any future assets acquired by the Seller and/or the Seller's Affiliates between the date of this agreement and December 31, 1999, the end of the option period. The purchase

                         ION COLLIDER TECHNOLOGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1998 AND 1997

NOTE 5 - RELATED PARTY TRANSACTIONS, Continued

price shall be the lesser of a price agreed upon by all parties or the fair market value at the date of exercise. In consideration for this option, the Company paid to and on behalf of the Seller and Seller's Affiliates $220,000 constituting an option deposit. This deposit is to be applied against the purchase price of any assets the Company wishes to purchase or will be forfeited if the option is not exercised by the end of the option period. The Sellers are affiliated with ICT, the Company's parent.

As of September 30, 1998, the Company had three term notes payable to affiliated entities. These notes totaled $87,500, are unsecured, bearing interest at 10 % per annum, and are due in 60 days from the date of issuance. Each of the notes was renewed subsequent to September 30, 1998 for an additional ten months. ICT granted 210,000 ICT common stock warrants, exercisable at $.50 per share for a period of two years, to these affiliates as additional consideration for the renewal of these loans. After renewal, these notes mature as follows:

                  September  1, 1999                  $37,500

                  September 15, 1999                   25,000

                  September 30, 1999                   25,000
                                                     --------
                  Total notes payable
                  to affiliates                       $87,500

Enhanced Recovery Technologies, Inc., an affiliated company, owns a license agreement to use technology owned by the Company on a non-exclusive basis. This Company does not have economic interest in this licensing agreement.

In May 1998, the Company entered into a verbal agreement with Big Blue, Inc. ("Big Blue"), whereby, Big Blue was granted a non-exclusive right to utilize certain technology owned. The arrangement provides for the Company to receive 90% of the net profits generated from Big Blue's use of this technology. The verbal agreement is to be memorialized in a definitive agreement no later than December 31, 1998.

NOTE 6 -  STOCK OPTION PLAN

The directors approved a stock option plan effective May 14, 1997. This stock option plan reserves 500,000 shares of common stock to be issued to qualified employees, officers, directors, consultants, advisors and others deemed to have rendered services to the Company. No options have been granted as of December 11, 1998.